SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Tax-Free Insured Fund -- Class A Shares
Fiscal period ending: July 31, 1996
Inception date (if less than 10 years of performance): 9/20/93


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,010    N/A          $1,056

T   =  Average Annual
       Total Return              1.03%     N/A          1.93%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $956,841

Expenses                         $142,369

Reimbursement                    $0

Average shares                   13,125,204

NAV                              $14.94

Sales Charge                     4.75%

POP                              $15.69

Yield at POP                      4.79%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.79%              4.79%
 ------      =       ------              =     7.93%
1-39.6%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Tax-Free Insured Fund -- Class B Shares
Fiscal period ending: July 31, 1996
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000     $1,000

ERV =  Ending Redeemable Value   $1,004      $1,345     $1,969

T   =  Average Annual
       Total Return              0.44%        6.12%     7.01%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1,736,158

Expenses                         $447,067

Reimbursement                    $0

Average shares                   23,789,202

NAV                              $14.96

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.39%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.39%               4.39%
 ------      =       ------              =    7.76%
1-39.6%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Tax-Free Insured Fund -- Class M Shares
Fiscal period ending: July 31, 1996
Inception date (if less than 10 years of performance): 6/1/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,023    N/A          $1,104

T   =  Average Annual
       Total Return               2.30%    N/A          1.19%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1,537

Expenses                         $307

Reimbursement                    $0

Average shares                   21,096

NAV                              $14.94

Sales Charge                     3.25%

POP                              $15.44

Yield at POP                    4.57%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.57%               4.57%
 ------      =       ------              =    7.57%
1-39.6%              .604%